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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement to be filed on April 2, 1998, of our report dated February 11, 1998 included in TransAmerican's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                /s/ Arthur Andersen LLP

Houston, Texas
April 2, 1998